Axos Q4 Fiscal 2023 Earnings Supplement July 27, 2023 NYSE: AX

1 Loan Growth by Category for Third Quarter Ended June 30, 2023 $ millions Q4 FY23 Q3 FY23 Inc (Dec) $3,924 $3,925 (1) 250 162 88 2,236 2,245 (9) 846 838 8 5,346 4,952 394 854 842 12 1,696 1,598 98 116 121 (5) 828 736 92 476 518 (42) 70 77 (7) 10 6 4 $16,652 $16,020 $632 Jumbo Mortgage SF Warehouse Lending Multifamily Small Balance Commercial CRE Specialty Lender Finance RE Lender Finance Non-RE Equipment Leasing Asset-Based Lending Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Other Loans

CRE Specialty Detail as of June 30, 2023 Loan Type Balance (mm) Weighted Avg. LTV Non-Performing Loans (mm) Multifamily $1,746 41% $0 SFR 1,059 42 15 Hotel 921 41 0 Office 552 36 0 Industrial 475 43 0 Other 339 36 0 Retail 254 41 0 Total $5,346 40% $15 <=50% > 50% to 60% >60% to 65% > 65% 80% 15% 2% 3% LTV Distribution 2

Fixed/Hybrid Years to Maturity / Repricing*Mix of Loan Repricing Types Variable 59% Hybrid 34% Fixed 7% 409 880 2,028 2,993 5,526 6,573 6,583 6,632 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1/2 1 2 3 5 10 20 >20 Years $M 7% 13% 32% 49% 100%100%99%89% *Excludes SF Warehouse Lending and Equipment Leasing. The years to repricing assumes no loan prepayments and reflects only contractual terms. Interest Rate Components of Loan & Lease Portfolio At June 30, 2023 3 Of the fixed and hybrid rate loan balances in our portfolio at June 30, 2023, 49% will reprice within 3 years and 89% will reprice within 5 years

4 Consumer  Direct Distribution  Partners Small Business  Banking Commercial /  Treasury  Management Axos Securities Specialty  Deposits Fiduciary  Services Diversified Deposit Gathering Business Lines ‹ Full service digital banking, wealth management, and securities trading ‹ White-label banking ‹ Business banking with simple suite of cash management services ‹ Fiduciary services for trustees ‹ 1031 exchange firms ‹ Title and escrow companies ‹ HOA and property management ‹ Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship ‹ Software allows servicing of SEC receivers and non-chapter 7 cases ‹ Full service treasury/cash management ‹ Team enhancements and geographic expansion ‹ Bank and securities cross-sell ‹ Broker-dealer client cash ‹ Broker-dealer reserve accounts $1.1 B $1.0 B $9.5 B $0.7 B $0.3 B $3.5 B $1.0 B Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized *Deposit balances as of 6/30/23 1Excludes approximately $600 million of off-balance sheet deposits 2Excludes approximately $700 million of client deposits held at other banks 1 2

Axos Advisor Services (AAS) Cash Sorting 5 ($895) ($383) ($188) ($1,000) ($900) ($800) ($700) ($600) ($500) ($400) ($300) ($200) ($100) $0 Q2 2023 Q3 2023 Q4 2023 Pace of AAS Cash Sorting Decline Has Decelerated ($ in millions)

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) 161.3 (2.5) 0.9 7.0 166.7 10.5 10.5 120 130 140 150 160 170 March 31, 2023 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries June 30, 2023 ACL + UCL UCLACL 6

7 Loan Balance Allowance for Credit Losses (ACL) by Loan Category as of June 30, 2023 Loans Single Family - Mortgage and Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer $ millions Other ACL $ ACL % Commercial & Industrial Non-RE $4,173.8 3,082.2 6,199.8 546.3 10.2 2,639.7 $16,652.0 16.8 72.8 13.2 0.1 46.3 $17.5 $166.7 1.00% 1.17% 0.55% 0.42% 0.14% 2.42% 1.76%

Credit Quality ($ millions) Non‐performing Loans Down Slightly from Prior Quarter 3/31/2023 Loans O/S NPLs % Single Family-Mortgage & Warehouse $4,087.5 $36.2 0.89% Multifamily and Commercial Mortgage 3,082.8 37.4 1.21 Commercial Real Estate 5,794.3 14.9 0.26 Commercial & Industrial - Non-RE 2,454.8 2.9 0.12 Auto & Consumer 594.6 2.0 0.34 Other 6.3 2.5 39.68 Total $16,020.3 $95.9 0.60% 6/30/2023 Loans O/S NPLs % Single Family-Mortgage & Warehouse $4,173.8 $30.7 0.74% Multifamily and Commercial Mortgage 3,082.2 35.1 1.14 Commercial Real Estate 6,199.8 14.9 0.24 Commercial & Industrial - Non-RE 2,639.7 3.0 0.11 Auto & Consumer 546.3 1.5 0.27 Other 10.2 2.0 19.61 Total $16,652.0 $87.2 0.52% Change at 6/30/2023 from 3/31/2023 Loans O/S NPLs Single Family-Mortgage & Warehouse $86.3 $(5.5) Multifamily and Commercial Mortgage (0.6) (2.3) Commercial Real Estate 405.5 (0.0) Commercial & Industrial - Non-RE 184.9 0.1 Auto & Consumer (48.3) (0.5) Other 3.9 (0.5) Total $631.7 $(8.7) 8

9

10

11

12 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information